UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2016

Commission	Registrant, State of Incorporation	Employer
File Number	Address and Telephone Number	Identification No.
1-9052	DPL INC.	31-1163136
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-224-6000

1-2385	THE DAYTON POWER AND LIGHT COMPANY	31-0258470
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-224-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.
On February 22, 2016, The Dayton Power and Light Company (“DP&L”), a wholly-owned subsidiary of The AES Corporation and the principal subsidiary of DPL Inc., issued a press release announcing that DP&L filed its latest Electric Security Plan with the Public Utilities Commission of Ohio on February 22, 2016. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	DP&L Press Release, dated February 22, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL INC.

Date: February 22, 2016	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

THE DAYTON POWER AND LIGHT COMPANY

Date: February 22, 2016	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary